Exhibit 1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree that they are jointly filing this statement on Schedule 13D. Each of them is responsible for the timely filing of such statement and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of the 30th day of November, 2020.

Ally Bridge Group-WTT Global Life Science Capital Partners, L.P.

By: ABG-WTT Global Life Science Capital Partners GP, L.P., its general partner

By: ABG-WTT Global Life Science Capital Partners GP Limited, its general partner

By:	/s/ Fan Yu
Name:	Fan Yu
Title:	Director

ABG-WTT Global Life Science Capital Partners GP, L.P. By: ABG-WTT Global Life Science Capital Partners GP Limited, its general partner

By:	/s/ Fan Yu
Name:	Fan Yu
Title:	Director

ABG-WTT Global Life Science Capital Partners GP Limited

By:	/s/ Fan Yu
Name:	Fan Yu
Title:	Director

Ally Bridge MedAlpha Master Fund L.P. By: Ally Bridge MedAlpha General Partner L.P., its general partner By: Ally Bridge MedAlpha GP, LLC, its general partner

By:	/s/ Fan Yu
Name:	Fan Yu
Title:	Manager

Ally Bridge MedAlpha Management L.P. By: Ally Bridge MedAlpha Management GP, LLC, its general partner By: ABG Management Ltd., its managing member

By:	/s/ Fan Yu
Name:	Fan Yu
Title:	Director

Ally Bridge MedAlpha Management GP, LLC By: ABG Management Ltd., its managing member

By:	/s/ Fan Yu
Name:	Fan Yu
Title:	Director

Ally Bridge Group (NY) LLC By: ABG Management Ltd., its managing member

By:	/s/ Fan Yu
Name:	Fan Yu
Title:	Director

ABG Management Ltd.

By:	/s/ Fan Yu
Name:	Fan Yu
Title:	Director

ABG WTT-MedAvail Limited

By:	/s/ Charles Chon
Name:	Charles Chon
Title:	Director

Fan Yu

/s/ Fan Yu
Name:	Fan Yu